Exhibit 99.2

Gran Tierra Energy Inc. Announces Exchange Offer of Certain Existing Notes for New Notes and the Solicitation of Consents to Proposed Amendments to the Existing Indenture

CALGARY, Alberta, Jan. 29, 2026 (GLOBE NEWSWIRE) -- Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (NYSE American:GTE)(TSX:GTE)(LSE:GTE) today announced the commencement of an offer to Eligible Holders (as defined herein) to exchange (such offer, the “Exchange Offer”) any and all of the Company’s outstanding 9.500% Senior Notes due 2029 (CUSIP: 38500T AC5 / U37016 AC3; ISIN: US38500TAC53 / USU37016AC37) (the “Existing Notes”) for newly issued 9.500% Senior Secured Notes due 2031 (the “New Notes”), pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement, dated January 29, 2026 (the “Exchange Offer Memorandum”). Any capitalized terms used in this press release without definition have the respective meanings assigned to such terms in the Exchange Offer Memorandum.

Existing Notes	CUSIP/ISIN Numbers	Principal Amount Outstanding	Early Participation Premium(1)	Exchange Consideration(2)	Total Consideration(3)
9.500% Senior Notes due 2029	Rule 144A: 38500T AC5 / US38500TAC53 Regulation S: U37016 AC3 / USU37016AC37	US$716,340,000	US$50(4)	US$950	US$1,000(4)

(1)	Early Participation Premium payable on the Early Settlement Date (as defined below) per each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline (as defined below).

(2)	Exchange Consideration per each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) after the Early Participation Deadline but on or prior to the Expiration Deadline. The Exchange Consideration will be payable in principal amount of New Notes on the Settlement Date. The Exchange Consideration does not include Accrued Interest (as defined below). Accrued Interest will be paid in cash on the Early Settlement Date or the Settlement Date, as applicable. Eligible Holders (as defined below) who validly tender Existing Notes after the Early Participation Deadline but prior to the Expiration Deadline will receive only the Exchange Consideration and Accrued Interest.

(3)	Total Consideration payable per each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline. The Total Consideration for the Existing Notes will be payable in a combination of cash and principal amount of New Notes on the Early Settlement Date. The Total Consideration (i) includes the Early Participation Premium, and (ii) does not include Accrued Interest, which will be paid in cash on the Early Settlement Date. Eligible Holders who tender after the Early Participation Deadline but prior to the Expiration Deadline will receive only the Exchange Consideration and Accrued Interest.

(4)	Eligible Holders validly tendering (and not withdrawing) the Existing Notes on or prior to the Early Participation Deadline will receive, in the aggregate, as a component of the Total Consideration, an amount of cash equal to the Cash Consideration (as defined below), with the remainder of the Total Consideration in principal amount of New Notes. At the Early Participation Deadline, (i) the pro rata Cash Consideration portion of the Total Consideration (which includes the Early Participation Premium) payable in cash and (ii) the balance payable in principal amount of New Notes, per US$1,000 principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, will be determined based on the aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and accepted for exchange.

Simultaneously with the Exchange Offer, the Company is conducting a solicitation (the “Solicitation”) of consents (the “Consents”) from Eligible Holders of Existing Notes to effect certain proposed amendments (the “Proposed Amendments”) to the indenture dated as of October 20, 2023, under which the Existing Notes were issued (the “Existing Indenture”). The Proposed Amendments would provide for, among other things, (i) the elimination of substantially all of the restrictive covenants and associated events of default and related provisions with respect to the Existing Notes, (ii) the release of the collateral securing the Existing Notes and (iii) the amendment of certain defined terms and covenants in the Existing Indenture. The Exchange Offer and Solicitation may be amended, extended, terminated or withdrawn. The New Notes will be issued pursuant to an indenture and will be senior secured obligations.

Important Dates and Times

Commencement	January 29, 2026.

Early Participation Deadline	5:00 p.m., New York City time, on February 11, 2026, unless extended or earlier terminated by the Company, in its sole discretion.

Withdrawal Deadline	5:00 p.m., New York City time, on February 11, 2026, unless extended or earlier terminated by the Company, in its sole discretion.

Early Settlement Date	Promptly following the Early Participation Deadline and is expected to be the fourth business day after the Early Participation Deadline, on February 18, 2026, unless extended.

Expiration Deadline	11:59 p.m., New York City time, on February 27, 2026, unless extended or earlier terminated by the Company, in its sole discretion.

Settlement Date	Promptly following the Expiration Deadline and is expected to be the first business day after the Expiration Deadline, on March 2, 2026, unless extended.

Our obligation to accept Existing Notes tendered pursuant to the Exchange Offer and Consents delivered pursuant to the Solicitation is subject to the satisfaction of certain conditions described in the Exchange Offer Memorandum, which include, (i) the non-occurrence of an event or events or the likely non-occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offer or materially impair the contemplated benefits to us of the Exchange Offer, (ii) the valid receipt (and not valid revocation) of the Consents of Eligible Holders of Existing Notes that, in the aggregate, represent not less than 66-2/3% in aggregate principal amount of the Existing Notes outstanding to effect the Proposed Amendments (the “Required Holders”) prior to the Early Participation Deadline, (iii) the valid tender (and not valid withdrawal) of Existing Notes by Eligible Holders in the Exchange Offer that, in the aggregate, represent not less than 80% in aggregate principal amount of the Existing Notes outstanding prior to the Early Participation Deadline (the “Minimum Exchange Condition”), and (iv) the consummation of an incurrence of new indebtedness, on terms and subject to conditions satisfactory to us, that results in the receipt of net proceeds that are sufficient to pay the Cash Consideration (as defined below) (such condition the “Financing Condition”), certain other customary conditions. The Company reserves the right to waive the conditions to the Exchange Offer at any time.

Existing Notes tendered for their exchange on or prior to the Early Participation Deadline may be validly withdrawn, and the related Consents may be validly revoked, at any time prior to 5:00 p.m., New York City time, on February 11, 2026, unless extended by the Company, in its sole discretion (the “Withdrawal Deadline”).

Eligible Holders who validly tender Existing Notes and deliver Consents, and do not validly revoke such tenders and Consents, on or prior to 5:00 p.m., New York City time, on February 11, 2026, unless extended or earlier terminated by the Company, in its sole discretion (the “Early Participation Deadline”) and whose Existing Notes are accepted for exchange by the Company will receive for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, US$1,000 a portion of which will be payable in cash and the remainder will be payable in principal amount of New Notes (the “Total Consideration”). The Total Consideration includes an early participation premium for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline equal to US$50 (the “Early Participation Premium”), payable on the Early Settlement Date.

The aggregate cash consideration payable as part of the Total Consideration (which includes the Early Participation Premium) to all Eligible Holders whose Existing Notes are validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and whose Existing Notes are accepted for exchange will be equal to an amount determined as follows: the aggregate cash consideration payable as part of the Total Consideration will be $110.0 million if 80% in aggregate principal amount of the outstanding Existing Notes are validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, with such aggregate cash consideration amount to increase by US$750,000 for each incremental 1.0% of aggregate principal amount of outstanding Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, up to maximum amount of cash consideration of US$125.0 million if 100% in aggregate principal amount of the outstanding Existing Notes are validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline (such amount, the “Cash Consideration”). The pro rata portion of the Cash Consideration as part of the Total Consideration for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, and accepted for exchange, will be determined at the Early Participation Deadline, based on the aggregate amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline.

The greater the amount of Existing Notes validly tendered (and not validly withdrawn), the lower the pro rata portion of the Cash Consideration per US$1,000 aggregate principal amount of Existing Notes tendered (and not validly withdrawn). For example: (i) if 100% of the Existing Notes outstanding is validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, each Eligible Holder will receive, for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn), approximately US$174.50 in cash and approximately US$825.50 in aggregate principal amount of New Notes, and (ii) if 80% of the Existing Notes outstanding is validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, each Eligible Holder will receive, for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn), approximately US$191.95 in cash and approximately US$808.05 in aggregate principal amount of New Notes.

Eligible Holders who validly tender Existing Notes and deliver Consents after the Early Participation Deadline and on or prior to 5:00 p.m., New York City time, on February 27, 2026, unless extended by the Company, in its sole discretion (the “Expiration Deadline”) and whose Existing Notes are accepted for exchange by us will receive for each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn), US$950 aggregate principal amount of New Notes (the “Exchange Consideration”).

Eligible Holders whose Existing Notes are accepted for exchange will be paid accrued and unpaid interest on such Existing Notes from, and including, the most recent date on which interest was paid on such Holder’s Existing Notes to, but not including, the Early Settlement Date or the Settlement Date, as applicable (the “Accrued Interest”), payable on the Early Settlement Date or the Settlement Date, as applicable. Accrued Interest will be paid in cash on the Early Settlement Date or the Settlement Date, as applicable. Interest will cease to accrue on the Early Settlement Date or the Settlement Date, as applicable, for all Existing Notes accepted for exchange in the Exchange Offer.

At any time after the Withdrawal Deadline and before the Expiration Deadline, if the Company has received the Consent of Required Holders of Existing Notes, the Company and the trustee under the Existing Indenture may execute and deliver a Supplemental Indenture to the Existing Indenture, which will give effect to the Proposed Amendments to the Existing Notes, that will be effective upon execution but will only become operative upon consummation of the Exchange Offer on the Early Settlement Date.

The Company will not receive any cash proceeds from the issuance of the New Notes in the Exchange Offer and the Solicitation. Existing Notes surrendered in connection with the Exchange Offer, and accepted for exchange, will be cancelled.

The Exchange Offer is made, and the New Notes will be offered and issued, only (a) in the United States to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon the exemption from the registration requirements of the Securities Act, and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act and who are non-U.S. qualified offerees and eligible purchasers in other jurisdictions as set forth in the Exchange Offer Memorandum. Holders who have returned a duly completed eligibility letter certifying that they are within one of the categories described in the immediately preceding sentences are authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offer and the Solicitation (such holders, “Eligible Holders”). Holders who desire to obtain and complete an eligibility letter should either visit the website for this purpose at www.dfking.com/gte, or call D.F. King & Co., Inc., the Information Agent and Exchange Agent for the Exchange Offer and the Solicitation of Consents at +1 (888) 628-9011 (toll free), +1 (646) 582-9168 (banks and brokers), or email at gte@dfking.com.

This press release does not constitute an offer to buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The New Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Exchange Offer is made, and the New Notes will be offered and issued in Canada on a private placement basis to holders of Existing Notes who are “accredited investors” and “permitted clients,” each as defined under applicable Canadian provincial securities laws.

None of the Company, the dealer managers, the trustee, any agent or any affiliate of any of them makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Exchange Offer or Consent to any of the Proposed Amendments to the Existing Indenture in the Solicitation. Eligible Holders will need to make their own decision as to whether to tender Existing Notes in the Exchange Offer and participate in the Solicitation and, if so, the principal amount of Existing Notes to tender.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. All statements other than statements of historical facts included in this press release, and those statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “would,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “guidance,” “budget,” “plan,” “objective,” “potential,” “seek,” or similar expressions or variations on these expressions are forward-looking statements. The Company can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, the form and results of the Exchange Offer and Solicitation of Consents; the Company’s ability to comply with covenants in its Existing Indentures; the Company’s ability to obtain amendments to the covenants in its Existing Indentures; and those factors set out in the Exchange Offer Memorandum under “Risk Factors,” in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Eligible Investors should not rely upon forward-looking statements as predictions of future events. The information included herein is given as of the date of this press release and, except as otherwise required by the securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to, or to withdraw, any forward-looking statement contained in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ABOUT GRAN TIERRA ENERGY INC.

Gran Tierra Energy Inc., together with its subsidiaries, is an independent international energy company currently focused on oil and natural gas exploration and production in Canada, Colombia and Ecuador. The Company is currently developing its existing portfolio of assets in Canada, Colombia and Ecuador and will continue to pursue additional new growth opportunities that would further strengthen the Company’s portfolio. The Company’s common stock trades on the NYSE American, the Toronto Stock Exchange and the London Stock Exchange under the ticker symbol GTE. Except to the extent expressly stated otherwise, information on the Company’s website or accessible from our website or any other website is not incorporated by reference into and should not be considered part of this press release. Investor inquiries may be directed to info@grantierra.com or (403) 265-3221.

Gran Tierra’s filings with the SEC are available on the SEC website at http://www.sec.gov. The Company’s Canadian securities regulatory filings are available on SEDAR+ at http://www.sedarplus.ca and UK regulatory filings are available on the National Storage Mechanism website at https://data.fca.org.uk/#/nsm/nationalstoragemechanism. Gran Tierra’s filings on the SEC, SEDAR and the NSM websites are not incorporated by reference into this press release.

Contact Information

For investor and media inquiries please contact:

Gary Guidry
President & Chief Executive Officer

Ryan Ellson
Executive Vice President & Chief Financial Officer

+1-403-265-3221

info@grantierra.com

SOURCE Gran Tierra Energy Inc.

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